EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As   independent   public   accountants,   we  hereby  consent  to  the
incorporation by reference of our report (and to all references to our Firm) included in or made a part of this Form S-3 Registration Statement No. 333-64881.


                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                             ARTHUR ANDERSEN LLP

New York, New York
January 14, 1999


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                                  EXHIBIT INDEX

Exhibit
 No.                                  Description
 ---                                  -----------

4.1 Specimen certificate for shares of the Registrant's Common Stock, incorporated herein by reference to Exhibit 4.1 to Registration Statement No. 33-92740

4.2 Provisions of the Certificate of Incorporation and By-Laws of the Registrant defining rights of holders of Common Stock of the Registrant, incorporated herein by reference to Exhibits 3.2 and 3.3 to Registration Statement No. 33-92740

5.       Opinion and Consent of Brobeck, Phleger & Harrison LLP*

23.1     Consent of Arthur Andersen LLP, independent public accountants

23.2 Consent of Brobeck, Phleger & Harrison LLP (included in the opinion filed as Exhibit 5)

24.      Powers of Attorney*

*  Previously filed.